                                                                   EXHIBIT 10.13
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DATE:  January 28, 1998

TO:  Petrie Stores Liquidating Trust     FROM:  Canadian Imperial Bank of
                                                Commerce

ATTENTION:  Stephanie R. Joseph          CONTACT:  Gina S. Ghent

PHONE NUMBER:  212-754-3086              PHONE NUMBER:  212-856-6538

FACSIMILE NUMBER:  212-754-3087          FACSIMILE NUMBER:  212-885-4378

RE:  Equity Collar Confirmation
     CIBC Reference Number:  NY EQT 0522

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THIS CONFIRMATION SUPERSEDES AND REPLACES ANY PREVIOUSLY EXECUTED CONFIRMATION
OF THIS TRANSACTION.  FOR EASE OF REFERENCE, ALL CHANGES ARE IN BOLD TYPE.

The purpose of this letter agreement (the "Confirmation") is to confirm the terms and conditions of the Transaction entered into between Canadian Imperial Bank of Commerce ("CIBC") and Petrie Stores Liquidating Trust ("Counterparty") on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of November 19, 1997, as amended and supplemented from time to time (the "Agreement"), between CIBC and Counterparty. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

    This Transaction shall be subject to all laws, rules and regulations applicable thereto, including, but not by way of limitation, the provisions of the Securities Act of 1933 (the "Act"), and the Securities Exchange Act of 1934 (the "Exchange Act"), as amended and all rules and regulations, promulgated or to be promulgated thereunder. The parties hereto each acknowledges that the options acquired under this Transaction will not be registered under the Act and are being sold in reliance upon the exemption for private placements pursuant to Section 4(2) of the Act.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:
    AGENT: CIBC, New York Agency, has acted as agent in confirming this Transaction.

    TRANSACTION I:
    --------------
    Trade Date:                    November 26, 1997

    Effective Date:                November 26, 1997

    Option Style:                  European

    Option Type:                   Call

    Seller:                        Counterparty

    Buyer:                         CIBC

    Shares: The common shares of stock issued by Toys "R" Us, Inc. (New York Stock Exchange Ticker Symbol = "TOY").

    Number of Options:             2,000,000

    Option Entitlement:            1 Share per Option

    Multiple Exercise:             Inapplicable

    Strike Price:                  47.1137

    Exchange:                      The New York Stock Exchange or any successor
                                   to such exchange or quotation system.

    Related Exchange:              Chicago Board Options Exchange

    Calculation Agent:             CIBC. Whenever the Calculation Agent is
                                   required to act, it will do so in good faith, and its determinations and calculations will be binding in the absence of manifest error.

    TRANSACTION II:
    ---------------
    Trade Date:                    November 26, 1997

    Effective Date:                November 26, 1997

    Option Style:                  European

    Option Type:                   Put

    Seller:                        CIBC

    Buyer:                         Counterparty

    Shares: The common shares of stock issued by Toys "R" Us, Inc. (New York Stock Exchange Ticker Symbol = "TOY").

    Number of Options:             2,000,000

    Option Entitlement:            1 Share per Option

    Multiple Exercise:             Inapplicable

    Strike Price:                  30.7264

    Exchange:                      The New York Stock Exchange or any successor
                                   to such exchange or quotation system.

    Related Exchange:              Chicago Board Options Exchange

    Calculation Agent:             CIBC. Whenever the Calculation Agent is
                                   required to act, it will do so in good faith, and its determinations and calculations will be binding in the absence of manifest error.

PROCEDURE FOR EXERCISE:
    Expiration Time:               4:00 p.m. (local time in New York).

    Expiration Date:               December 3, 1999

    Automatic Exercise:            Applicable

    Settlement Price:              The actual average price per share of the
                                   Shares purchased by CIBC to close out its hedging position during the period extending from the fifth (5/th/) Exchange Business Day immediately preceding the Exercise Date through the Exercise Date, such period subject to modification upon mutual agreement of CIBC and Counterparty.

    Put Seller's Telephone         Mr. Eamon McCooey
    Number and Telex and/or        (P) 212-885-4361
    Facsimile Number and Contact   (F) 212-856-4266
    Details for Purpose of
    Giving Notice:

COUNTERPARTY PHYSICAL              UPON WRITTEN NOTICE TO CIBC AT LEAST FIVE (5)
---------------------              EXCHANGE BUSINESS DAYS BEFORE THE EXPIRATION
SETTLEMENT OPTION:                 DATE, COUNTERPARTY MAY ELECT PHYSICAL
------------------                 SETTLEMENT PROVIDED THAT, AT THE TIME OF SUCH
                                              --------
                                   ELECTION, COUNTERPARTY DOES NOT HAVE ANY
                                   OUTSTANDING LOANS WITH CIBC IN RELATION TO
                                   THIS TRANSACTION.

                                   IF NO SUCH ELECTION IS MADE OR IN THE EVENT
                                   THAT THE ABOVE CONDITIONS ARE NOT MET, THEN
                                   CASH SETTLEMENT WILL BE THE MANNER OF
                                   SETTLEMENT AND THE "SETTLEMENT TERMS: CASH
                                                       ----------------------
                                   SETTLEMENT" SECTION SHALL APPLY.
                                   ----------

SETTLEMENT TERMS: PHYSICAL SETTLEMENT
-------------------------------------
    PHYSICAL SETTLEMENT:           APPLICABLE

    FAILURE TO DELIVER:            APPLICABLE

    ASSIGNMENT OF SETTLEMENT       NOTWITHSTANDING ANY OTHER PROVISION IN THIS
    OBLIGATION:                    CONFIRMATION TO THE CONTRARY REQUIRING CIBC
                                   TO PURCHASE, SELL, DELIVER OR RECEIVE ANY
                                   SECURITIES TO OR FROM THE COUNTERPARTY, CIBC
                                   MAY DESIGNATE ANY OF ITS AFFILIATES TO SO
                                   PURCHASE, SELL, DELIVER OR RECEIVE SUCH
                                   SECURITIES AND OTHERWISE TO PERFORM CIBC'S
                                   OBLIGATIONS IN RESPECT OF THIS TRANSACTION
                                   AND ANY SUCH DESIGNEE MAY ASSUME SUCH
                                   OBLIGATIONS. THE COUNTERPARTY NEED NOT BE
                                   NOTIFIED OF SUCH DESIGNATION AND SUCH
                                   DESIGNATION SHALL NOT RELIEVE CIBC OF ANY OF
                                   ITS OBLIGATIONS HEREUNDER. IF CIBC'S
                                   DESIGNEE SHALL HAVE PERFORMED THE OBLIGATIONS
                                   OF CIBC HEREUNDER, THEN CIBC SHALL BE
                                   DISCHARGED OF ITS OBLIGATIONS TO THE
                                   COUNTERPARTY TO THE EXTENT OF SUCH PERFOR-
                                   MANCE.

    CLEARANCE SYSTEM:              DEPOSITORY TRUST COMPANY ("DTC")

    DELIVERY OF SHARES:            COUNTERPARTY AGREES TO DELIVER FULLY REGIS-
                                   TERED, FREELY TRANSFERABLE SHARES.

SETTLEMENT TERMS: CASH SETTLEMENT
---------------------------------
    CASH SETTLEMENT:               APPLICABLE

    CASH SETTLEMENT AMOUNT:        AN AMOUNT, AS CALCULATED BY THE CALCULATION
                                   AGENT IN THE SETTLEMENT CURRENCY, EQUAL TO
                                   THE NUMBER OF OPTIONS EXERCISED ON THE
                                   EXPIRATION DATE MULTIPLIED BY (I) THE STRIKE
                                   PRICE DIFFERENTIAL, AND (II) ANY OPTION
                                   ENTITLEMENT SPECIFIED ABOVE

    STRIKE PRICE DIFFERENTIAL      AN AMOUNT EQUAL TO THE GREATER OF (I) THE
    (PUT):                         EXCESS OF THE STRIKE PRICE OVER THE
                                   SETTLEMENT PRICE, AND (II) ZERO.

    STRIKE PRICE DIFFERENTIAL      AN AMOUNT EQUAL TO THE GREATER OF (I) THE
    (CALL):                        EXCESS OF THE SETTLEMENT PRICE OVER THE
                                   STRIKE PRICE, AND (II) ZERO.

    CASH SETTLEMENT PAYMENT DATE:  THREE (3) CURRENCY BUSINESS DAYS AFTER THE
                                   VALUATION DATE

ADJUSTMENTS:
    Method of Adjustment:          Options Exchange Adjustment

    Additional Potential           The issuer of the Shares distributes a cash
    Adjustment Event:              dividend greater than $0.00 to shareholders
                                   of record during the term of the Transaction.

EXTRAORDINARY EVENTS:
    Share for Share:               Alternative Obligation, provided, however,
                                                           --------  -------
                                   that if the trading volatility of the New
                                   Shares differs such that CIBC is unable to maintain a leading position then CIBC shall have the right to terminate the Transaction in accordance with the provisions of Cancellation and Payment.

    Share for Other:               Cancellation and Payment.

    Share for Combined:            The Calculation Agent, at its discretion,
                                   will either (a) terminate the Option as of the Exchange Day immediately preceding the day on which such declaration is made ("Early
                                   Termination Date") and the Seller will pay to the Buyer an amount that the Calculation
                                   Agent reasonably determines would be payable by the Buyer to a Dealer in consideration of an agreement between the Buyer and such Dealer that has the effect of preserving for the Buyer the economic equivalent of the payment obligations of the parties under this Transaction, including but not limited to factors such as time decay and intrinsic value, that, but for the occurrence of the Early Termination Date, would have fallen due after the Early Termination Date, or (b) adjust the Strike Price, the Number of Options and any other relevant variable in a manner which will preserve the economic equivalent of the payment obligations of the parties under this Transaction that, but for the occurrence of the Early Termination Date, would have fallen due after the Early Termination Date.


Consequences of Nationalization    The Calculation Agent, at its discretion,
or Insolvency:                     will terminate the Option as of the Exchange
                                   Day immediately preceding the day on which such declaration is made ("Early Termination
                                   Date") and the Seller will pay to the Buyer an amount that the Calculation Agent reasonably determines would be payable by the Buyer to a Dealer in consideration of an agreement between the Buyer and such Dealer that has the effect of preserving for the Buyer the economic equivalent of the payment obligations of the parties under this Transaction, including but not limited to factors such as time decay and intrinsic value, that, but for the occurrence of the Early Termination Date, would have fallen due after the Early Termination Date.

3. ACCOUNT DETAILS:
   Payments to CIBC:
   ----------------
     Account for Payments:         Chase Manhattan Bank N.Y.
     For the Account of:           Canadian Imperial Bank of Commerce, Toronto
     Account No.:                  544-708-234
     ABA No.:                      021 000 021
     Attention:                    Financial Products

   Payments to Counterparty:
   ------------------------
    Account for Payments:          PLEASE ADVISE.
    For the Account of:
    Account No.:
    Attention:

4. OTHER PROVISIONS:
   Pledge: As security for the payment of all amounts and delivery of all securities due or that may become due from Counterparty to CIBC under each Transaction, Counterparty ("Credit Support Provider") has pledged, assigned, transferred and granted to CIBC a first lien on, and a security interest in, 2,000,000 Shares (the "Pledged Collateral") in accordance with the terms of the Stock Pledge Agreement dated as of December 31, 1997 (the "Pledge Agreement").

   Credit Support Documentation:   Counterparty agrees to provide the following
                                   Credit Support Document: Pledge Agreement dated as of December 31, 1997.

   Governing Law:                  The Laws of the State of New York (without
                                   reference to the choice of law doctrine).

   Transfer:                       Unless otherwise specified in the Master
                                   Agreement, neither the Transaction nor any interest or obligation in or under the Transaction may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party. Any purported transfer that is not in compliance with this provision will be void.

5. OFFICES:
   (a) The Office of CIBC for the Transaction is 161 Bay Street, 5th Floor, Toronto, Canada M5J 2S8.

   (b)  The Office of Counterparty for the Transaction is PLEASE ADVISE.

6. BROKER/ARRANGER:      None

7. This Confirmation may be executed in one or more counterparts, either in original or facsimile form, each of which shall constitute an original and all of which together shall constitute one and the same agreement. When executed by the parties through facsimile transmission, this Confirmation shall constitute the original agreement between the parties and the parties hereby adopt the signatures printed by the receiving facsimile machine as the original signatures of the parties.



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Entering into a derivative transaction involves certain risks. An identification of the principal risks is provided in the CIBC Oppenheimer Financial Products Risk Disclosure Statement, which has been delivered to you. If you have not received a copy, please let us know and one will be provided to you. You should always consider those risks in determining whether to enter into derivatives transactions.

Except as if expressly agreed to by you or us in writing, neither of us has acted as advisor to the other with respect to the desirability or appropriateness of entering into the Transaction confirmed hereby or with respect to the other party's risk management needs generally. This pertains not only to the financial and market risk management risks and consequences of the confirmed or any proposed Transaction, but also to any legal, regulatory, tax, accounting and credit issues generated by such transactions, which each party must evaluate for itself and in reliance on its own professional advisors. THE TRANSACTION CONFIRMED HEREBY MIGHT BE ONE WHICH INCLUDES ONE OR MORE ELEMENTS NOT FOUND IN MORE BASIC SWAP STRUCTURES WITH WHICH YOU SHOULD BE FAMILIAR, SUCH AS SINGLE CURRENCY INTEREST RATE SWAPS. THESE ELEMENTS, IF PRESENT, COULD INCLUDE LEVERAGE, ONE OR MORE EMBEDDED OPTIONS OR ONE OR MORE EMBEDDED FORWARDS OR SOME OTHER STRUCTURAL ELEMENTS WHICH COULD SIGNIFICANTLY AFFECT THE TRANSACTIONS' PRICE BEHAVIOR. AS WITH ANY OTHER FINANCIAL MARKET TRANSACTION, YOU SHOULD MONITOR THE TRANSACTION'S VALUE FREQUENTLY THROUGHOUT ITS TERM TO PROTECT YOURSELF AS WELL AS POSSIBLE AGAINST UNANTICIPATED OR UNDESIRED CHANGES IN ITS VALUE AND TO INSURE ITS CONTINUED UTILITY RELATIVE TO YOUR FINANCIAL MANAGEMENT NEEDS AND YOUR APPETITE FOR THE MARKET, LEGAL, REGULATORY, CREDIT, TAX AND ACCOUNTING RISKS THAT CAN ATTEND THE TRANSACTION.
--------------------------------------------------------------------------------

Please confirm the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.


                                        Yours Sincerely,

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: /s/ Gina S. Ghent
                                           ---------------------------------
                                        Name: Gina S. Ghent
                                        Title:Executive Director


Confirmed as of the date first written:

PETRIE STORES LIQUIDATING TRUST


By: /s/ Stephanie R. Joseph
   ------------------------------
Name: Stephanie R. Joseph
Title:Manager and Chief Executive Officer

                                            Canadian Imperial Bank of Commerce
                                            425 Lexington Ave. - 5th Floor
                                            New York, New York 10017



                                            January 28, 1998



Attn:  Petrie Stores Liquidating Trust
Re: Canadian Imperial Bank of Commerce Transaction #: NY EQT 0522 Trade Date: November 26, 1997


Dear Ms. Joseph:

Reference is made to the above transaction (see confirmation to follow for details). Canadian Imperial Bank of Commerce, New York Agency has acted as agent under Securities and Exchange Commission Rule 15a-6 in confirming this transaction.

If you have any questions, please call us at (212) 885-4413.


                                            Sincerely,


                                             /s/ Gina S. Ghent
                                            -------------------------------
                                            Name: Gina S. Ghent
                                            Title:Executive Director